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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

       Date of report (Date of earliest event reported): July 21, 2004

                          UNION BANKSHARES COMPANY
           (Exact name of registrant as specified in its charter)

            Maine                   0-12958              01-0395131
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)

                   66 Main Street, Ellsworth, Maine 04605
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (207) 667-2504

                               Not Applicable
        (Former name or former address, if changed since last report)


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Item 1-6.      Not applicable.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

(c)            The following exhibits are filed with this Report:

Exhibit No.    Description
-----------    -----------

99.1 Press release issued by Union Bankshares Company (the "Company") on July 21, 2004, furnished in accordance with
               Item 12 of this Current Report on Form 8-K.

Item 8.        Not applicable.

Item 9.        Regulation FD

      The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

      On July 21, 2004, the Company announced its earnings for the second quarter of the 2004 fiscal year. A copy of the press release dated July 21, 2004, describing second quarter earnings is attached as Exhibit 99.1.

Item 10-11.    Not applicable.

Item 12.       Results of Operations and Financial Condition

               See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNION BANKSHARES COMPANY


                                       By:    /s/ Peter A. Blyberg
                                              -----------------------------
                                       Name:  Peter A. Blyberg
                                       Title: President and Chief Executive
                                              Officer

Date: July 26, 2004


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1       Press Release dated July 21, 2004.


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